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                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                      SUPPLEMENT DATED NOVEMBER 10, 2008
                                      TO
            PROSPECTUSES DATED JUNE 27, 2008 AND NOVEMBER 10, 2008

   This supplement modifies information in the prospectuses dated June 27, 2008 for the Pioneer PRISM and Pioneer PRISM L variable annuity contracts and November 10, 2008 for the Pioneer PRISM XC variable annuity contracts issued by MetLife Investors USA Insurance Company ("us"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 547-3793 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

1. LIFETIME WITHDRAWAL GUARANTEE II - GUARANTEED PRINCIPAL ADJUSTMENT

In the state of Washington, the Guaranteed Principal Adjustment feature is not available with the Lifetime Withdrawal Guarantee II (LWG II). Disregard all references to the Guaranteed Principal Adjustment in the "Living Benefits" section and in the "Appendix C - Guaranteed Withdrawal Benefit Examples."

   THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                                        (800) 547-3793
Irvine, CA 92614

                                                               SUPP-PRISMWA1108